UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NOVAVAX, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 29, 2023

IMPORTANT NOTICE TO NOVAVAX STOCKHOLDERS

Dear Novavax Stockholder,

Our records indicate you have not yet voted your shares for Novavax’s July 11, 2023 reconvened Annual Meeting of Stockholders.

YOUR VOTE IS VERY IMPORTANT

Please vote your shares today to ensure your vote is counted. Vote by Internet or telephone following the instructions provided with this letter. If you have already voted no action is needed.

For more information about the annual meeting and matters to be voted upon can be found in the proxy statement which is available free of charge on the SEC's website at www.sec.gov.

You can virtually attend the live webcast of the adjourned meeting at www.virtualshareholdermeeting.com/NVAX2023.

Please contact Novavax’s proxy solicitor MacKenzie Partners, Inc. at (800) 322-2885 or email at proxy@mackenziepartners.com if you need assistance voting.

Thank you for your attention to this very important matter.

Sincerely,

JOHN A. HERRMANN III, J.D.

Executive Vice President, Chief Legal Officer and Corporate Secretary